                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 1997


                            McAFEE ASSOCIATES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NUMBER 0-20558


               DELAWARE                            77-0316593
    (STATE OR OTHER JURISDICTION OF             (I.R.S.EMPLOYER
     INCORPORATION OR ORGANIZATION)          IDENTIFICATION NUMBER)

              2805 BOWERS AVENUE                     95051
              SANTA CLARA, CALIFORNIA             (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 988-3832
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ITEM 5.   OTHER EVENTS

     On November 24, 1997, McAfee Associates, Inc. ("McAfee") released to its stockholders a Supplement to its Joint Proxy Statement/Prospectus dated October 31, 1997 filed by McAfee with The Securities and Exchange Commission on Form S-4
(333-39233)  (the "Joint Proxy Statement/Prospectus").   The text of such
Supplement is set forth below and is hereby incorporated by reference into the Joint Proxy Statement/Prospectus (with capitalized terms used but not defined herein having the meanings set forth in the Joint Proxy Statement/Prospectus):

     Proposal Two under "Additional Matters Being Submitted to a Vote of Only McAfee Stockholders -- Proposal Two -- Amendment to Second Restated Certificate of Incorporation -- Name Change" to be presented for a stockholder vote at the McAfee Special Meeting is hereby modified to provide that subject to McAfee stockholder approval of this proposal and consummation of the Merger, McAfee's Second Restated Certificate of Incorporation shall be amended and restated to change McAfee's name to "Network Associates, Inc." or, if that name is not available, to "Networks Associates, Inc." (and not to "Network Associates, Inc.").

     PROXY CARDS PREVIOUSLY DELIVERED BY MCAFEE STOCKHOLDERS VOTING IN FAVOR OF THE NAME CHANGE WILL BE VOTED IN FAVOR OF THE FOREGOING MODIFIED PROPOSAL TWO. MCAFEE STOCKHOLDERS WHO PREVIOUSLY VOTED IN FAVOR OF PROPOSAL TWO AND WHO WISH TO CHANGE THEIR VOTE SHOULD PROMPTLY CONTACT MCAFEE'S PROXY SOLICITOR, MACKENZIE PARTNERS, INC., AT (800) 322-2885 TOLL-FREE OR (212) 929-5500 COLLECT FOR INSTRUCTIONS ON HOW TO CHANGE THEIR VOTE. THIS SUPPLEMENT WAS RELEASED TO MCAFEE STOCKHOLDERS ON NOVEMBER 24, 1997.
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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MCAFEE ASSOCIATES, INC.



                                    By:  /s/ Prabhat K. Goyal
                                    ------------------------------------
                                    Prabhat K. Goyal
                                    Chief Financial Officer